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                                                                      EXHIBIT 10



                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

     AMENDMENT No. 2 to Employment Agreement dated as of May 4, 1998 (the "Employment Agreement"), between The Pittston Company, a Virginia corporation (the "Company"), Brink's, Incorporated, a Delaware corporation ("Brink's") and Michael T. Dan, residing at 3206 Monument Avenue, Richmond, Virginia (the "Executive").

     The Company, Brink's and the Executive agree to amend the Employment Agreement as follows:

          1. The first sentence of the second paragraph of Section 1 of the Employment Agreement is hereby amended by substituting the date "March 31, 2010" for the date "March 31, 2007."

          2. The first sentence of Section 3(a) of the Employment Agreement is hereby amended by substituting the phrase "one million, thirty-three thousand five hundred ($1,033,500)" for the phrase "eight hundred eighty four thousand ($884,000)".

          3. Section 4(b)(ii) of the Employment Agreement is hereby amended by substituting the date "March 31, 2010" for the date "February 6, 2003."

          4. All references to "Pittston" or "The Pittston Company" shall be amended to read "Brink's" or "The Brink's Company", respectively.

          5. Except as hereinabove provided, the Employment Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of March 8, 2006

                                      THE BRINK'S COMPANY


                                      By: /s/ Frank T. Lennon        3-8-06
                                          ------------------------------------
                                          Frank T. Lennon             Date
                                          Vice President and
                                          Chief Administrative Officer


                                      BRINK'S, INCORPORATED


                                      By: /s/ Frank T. Lennon        3-8-06
                                          ------------------------------------
                                          Frank T. Lennon             Date
                                          Vice President


                                          /s/ Michael T. Dan         3-8-06
                                          ------------------------------------
                                          Michael T. Dan              Date